UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or report (Date of earliest event reported)	September 28, 2004

EDELBROCK CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-24802	33-0627520

(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

2700 California Street, Torrance CA		90503

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-781-2222

Not Applicable

(Former name and address)

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 2.02 Results of Operations and Financial Condition

On September 10, 2004, Edelbrock Corporation (the “Company”) issued a press release announcing its results of operations and financial condition for the fourth quarter and fiscal year ended June 30, 2004.

On September 28, 2004, the Company issued a press release announcing an adjustment relating to workers’ compensation expense and taxes on income for the fourth quarter and fiscal year ended June 30, 2004.

A copy of the press releases are attached hereto as Exhibit 99.1 and 99.2 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release issued by Registrant, dated September 10, 2004
99.2	Press release issued by Registrant, dated September 28, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: September 28, 2004	By:	/s/ JEFFREY L. THOMPSON
Jeffrey L. Thompson,

	Its:	Executive Vice President Chief Operating Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Edelbrock Corporation dated September 10, 2004
99.2	Press release of Edelbrock Corporation dated September 28, 2004